SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2008
CARDIOGENESIS CORPORATION
(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11 Musick
Irvine, CA 92618
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (949) 420-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
     On May 19, 2008, Cardiogenesis Corporation (the “Company”) held its annual meeting of shareholders. At the meeting, the shareholders elected to the Board of Directors the following six persons, each of whom was a director of the Company prior to the annual meeting:
Gary S. Allen
Paul J. McCormick
Robert L. Mortensen
Ann T. Sabahat
Marvin J. Slepian
Gregory D. Waller
In addition, the shareholders ratified the selection of KMJ Corbin & Company LLP as the Company’s independent auditors for fiscal 2008.
     Following the annual meeting, the Board of Directors of the Company modified the director compensation policy to clarify that directors who attend scheduled Board meetings telephonically will be entitled to receive a fee of $1,250 per each regularly scheduled meeting (as opposed to the $2,500 per regularly scheduled meeting fee that directors are entitled to receive in connection with meetings attended in person).
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: May 21, 2008	By:	/s/ William Abbott
William Abbott,
Chief Financial Officer